UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2013

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Fifteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent

On March 18, 2013, Magnum Hunter Resources Corporation (the “Company”) entered into a Fifteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent (the “Fifteenth Amendment”), effective as of March 17, 2013, by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto.  The Second Amended and Restated Credit Agreement, as amended (the “Senior Credit Agreement”), provides for an asset-based, senior secured revolving credit facility (the “Senior Revolving Facility”) maturing April 13, 2016.  The Senior Revolving Facility is governed by a semi-annual borrowing base redetermination derived from the Company’s proved crude oil and natural gas reserves and, based on such redeterminations, the borrowing base can be increased or decreased up to a maximum commitment level of $750 million.

Pursuant to the Fifteenth Amendment, the deadline under the Senior Credit Agreement for the Company’s delivery of its audited fiscal 2012 financial statements to the lenders under the Senior Credit Facility was extended to May 20, 2013 (such date, the “Senior Credit Agreement Delivery Date”); provided, however, that, in the event that the requisite noteholders under the Company’s senior notes indenture (the “Indenture”) agree to extend the date by which the Company is required to deliver its audited financial statements under the Indenture (such date, the “Indenture Delivery Date”), the Senior Credit Agreement Delivery Date will be further extended to the earlier of (i) three business days before the Indenture Delivery Date (as so extended), and (ii) June 17, 2013.  In addition, under the Fifteenth Amendment, the lenders under the Senior Credit Facility waived any event of default under the Senior Credit Agreement that may occur as a result of any default occurring under the Indenture due to the Company’s failure to timely file its Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”).

The foregoing description of the Fifteenth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifteenth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Senior Credit Agreement, a copy of which was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on April 14, 2011.  Copies of the First, Second, Third, Fourth and Fifth Amendments to the Senior Credit Agreement were filed as Exhibits 10.1, 10.1, 10.2, 10.1 and 10.1 to Current Reports on Form 8-K filed with the SEC on July 19, 2011, August 18, 2011, October 4, 2011, December 12, 2011 and February 21, 2012, respectively.  Copies of the Sixth and Seventh Amendments to the Senior Credit Agreement were filed as Exhibits 10.1 and 10.2, respectively, to a Current Report on Form 8-K filed with the SEC on May 8, 2012.  A copy of the Eighth Amendment to the Senior Credit Agreement was filed as Exhibit 10.3 to a Quarterly Report on Form 10-Q filed with the SEC on August 9, 2012.  A copy of the Ninth Amendment to the Senior Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on August 13, 2012.  Copies of the Tenth and Eleventh Amendments to the Senior Credit Agreement were filed as Exhibits 10.1 and 10.2, respectively, to a Current Report on Form 8-K filed with the SEC on November 14, 2012.  A copy of the Twelfth Amendment to the Senior Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 7, 2012.  A copy of the Thirteenth Amendment to the Senior Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 21, 2012.  A copy of the Fourteenth Amendment to the Senior Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on March 1, 2013.

Consents Under Eureka Hunter Credit Facilities

On March 18, 2013, Eureka Hunter Pipeline, LLC (“Eureka”), an indirect majority-owned subsidiary of the Company, entered into a Consent to First Lien Credit Agreement (the “First Lien Consent”), effective as of March 17, 2013, by and among Eureka, SunTrust Bank, as administrative agent, and the lenders party thereto.  Pursuant to the First Lien Consent, the lenders under the First Lien Credit Agreement, as amended (the “First Lien Credit Agreement”), agreed that Eureka’s failure to deliver its audited fiscal 2012 financial statements when due under the First Lien Credit Agreement will not constitute a default or an event of default under the First Lien Credit Agreement, so long as Eureka delivers its audited fiscal 2012 financial statements to such lenders no later than June 17, 2013.

On March 18, 2013, Eureka also entered into a Consent to Second Lien Term Loan Agreement (the “Second Lien Consent”), effective as of March 17, 2013, by and among Eureka, PennantPark Investment Corporation (“PennantPark”) and the other lenders party thereto.  Pursuant to the Second Lien Consent, the lenders under the Second Lien Term Loan Agreement, as amended (the “Second Lien Term Loan Agreement”), agreed that Eureka’s failure to deliver its audited fiscal 2012 financial statements when due under the Second Lien Term Loan Agreement will not constitute a default or an event of default under the Second Lien Term Loan Agreement, so long as Eureka delivers its audited fiscal 2012 financial statements to such lenders no later than June 17, 2013.  In addition, under the Second Lien Consent, the lenders under the Second Lien Term Loan Agreement agreed that, in the event that the Company files its Annual Report on Form 10-K for the year ended December 31, 2012 with the SEC no later than June 17, 2013, then such filing will be deemed timely under the Second Lien Term Loan Agreement.

The foregoing descriptions of the First Lien Consent and the Second Lien Consent do not purport to be complete and are qualified in their entirety by reference to (i) the First Lien Consent and the Second Lien Consent, as applicable, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference, and (ii) the First Lien Credit Agreement and the Second Lien Term Loan Agreement, as applicable, copies of which were filed as Exhibits 10.1 and 10.2, respectively, to a Current Report on Form 8-K filed with the SEC on August 22, 2011.  A copy of the First Amendment to First Lien Credit Agreement was filed as Exhibit 10.5 to a Current Report on Form 8-K filed with the SEC on May 8, 2012.  Copies of the First Amendment to Second Lien Term Loan Agreement and the Second Amendment to Second Lien Term Loan Agreement were filed as Exhibits 10.6 and 10.8, respectively, to a Current Report on Form 8-K filed with the SEC on May 8, 2012.  A copy of the Third Amendment to Second Lien Term Loan Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on July 6, 2012.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Form 8-K are also incorporated into this Item 2.03 by reference.

Item 2.06              Material Impairments.

On March 18, 2013, the Company announced that it would not meet the extended deadline for filing its 2012 Annual Report on Form 10-K by such date and that the audit process was continuing with respect to the Company’s financial statements for the year ended December 31, 2012.  From time to time in connection with such audit process, the Company’s management had determined that certain assets, which were not necessarily individually material, were impaired and non-cash charges were required under generally accepted accounting principles applicable to the Company.  Once it became impossible for the Company to disclose such non-cash impairment charges in a timely filed Annual Report on Form 10-K, management determined to disclose them in this Form 8-K.  The conclusion that a non-cash charge for impairment was required was based upon declines in the prices of oil and natural gas, the Company’s future drilling plans, and management’s determination not to continue to hold certain undeveloped properties that were not as attractive for development as other properties held by the Company.

The general categories of the impaired assets, including the anticipated unaudited estimate of non-cash impairment charges related to each such category, is set forth in the table below.

	Three months ended		Year ended
	December 31, 2012		December 31, 2012
	(in millions)
	Unproved Property	Proved Property	Unproved Property	Proved Property

South Texas	$1.1	$1.2	$1.1	$1.2
Appalachian basin	2.5	10.2	7.4	10.2
Williston basin	46.1	4.1	46.5	4.1
	$49.7	$15.5	$55.0	$15.5

The non-cash impairment charges for the year ended December 31, 2012 consist of (i) the unaudited non-cash impairment charges previously announced by the Company for the first three quarters of fiscal 2012 in its Quarterly Reports on Form 10-Q and (ii) the estimated unaudited non-cash impairment charges for fourth quarter fiscal 2012 set forth in this Form 8-K.

In connection with the continuing audit process, the Company is reviewing whether additional non-cash impairment charges will be required.  None of the expected non-cash impairment charges relate to the Company’s Eagle Ford Shale properties, and any additional non-cash impairment charges that may be identified are not expected to relate to such properties.

Forward-Looking Statements

The statements and information contained in this report that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, referred to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities and our midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties.  Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil, natural gas and natural gas liquids; the effects of government regulation, permitting and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and therefore our oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques; the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing; the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; regulatory, environmental and land management issues, and demand for gas gathering services, relating to our midstream operations; the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity; changes in results that may occur in connection with the completion of the audit of our 2012 consolidated financial statements; and the consequences we will suffer as a result of failing to timely file our 2012 Form 10-K, including, among other things, hindering our ability to efficiently access the capital markets, restrictions under our credit facilities and notes indenture (to the extent the requisite consents thereunder are not obtained), and general harm in the marketplace.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K, as amended, filed with the SEC.  Most of these factors are difficult to anticipate and beyond our control.  Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements.  You are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this document.  Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements.  Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  We urge readers to review and consider disclosures we make in our reports that discuss factors germane to our business.  See in particular our reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1

Fifteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent, entered into on March 18, 2013 and effective as of March 17, 2013, by and among Magnum Hunter Resources Corporation, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto

10.2

Consent to First Lien Credit Agreement, dated March 18, 2013 and effective as of March 17, 2013, by and among Eureka Hunter Pipeline, LLC, SunTrust Bank, as Administrative Agent, and the lenders party thereto

10.3

Consent to Second Lien Term Loan Agreement, dated March 18, 2013 and effective as of March 17, 2013, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: March 22, 2013	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title	Chairman and Chief Executive Officer

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

10.1

Fifteenth Amendment to Second Amended and Restated Credit Agreement and Limited Consent, entered into on March 18, 2013 and effective as of March 17, 2013, by and among Magnum Hunter Resources Corporation, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto

10.2

Consent to First Lien Credit Agreement, dated March 18, 2013 and effective as of March 17, 2013, by and among Eureka Hunter Pipeline, LLC, SunTrust Bank, as Administrative Agent, and the lenders party thereto

10.3

Consent to Second Lien Term Loan Agreement, dated March 18, 2013 and effective as of March 17, 2013, by and among Eureka Hunter Pipeline, LLC, PennantPark Investment Corporation and the other lenders party thereto